UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

February 13, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 13, 2016, Callon Petroleum Operating Company (“CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a purchase and sale agreement (the “Ameredev Purchase Agreement”) with American Resource Development, LLC, American Resource Development Upstream, LLC, and American Resource Development Midstream, LLC (collectively, “Ameredev”) for the purchase of certain oil and gas producing properties and undeveloped acreage in the Delaware Basin (the “Ameredev Acquisition”).

On February 13, 2017,  CPOC completed the Ameredev Acquisition for a total purchase price of approximately $633 million in cash, subject to customary post-closing adjustments.  The Ameredev Purchase Agreement provides for customary adjustments to the purchase price based on an effective date of October 1, 2016.

The acquired properties include approximately 16,700 net surface acres in Ward and Pecos Counties, Texas, comprised of an initial 16,098 net acres and an incremental 590 net acres acquired between signing and closing of the transaction that are either within or contiguous to the Ward County footprint.

The foregoing description is qualified in its entirety by reference to the full text of the Ameredev Purchase Agreement, which has  been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 13, 2016 and is incorporated in this Report by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 13, 2017, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Ameredev Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of business Acquired

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Title of Document

2.1

Purchase and Sale Agreement between Ameredev, as Seller, and CPOC, as Purchaser, dated December 13, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on December 13, 2016)

99.1	Press release dated February 13, 2017, announcing the closing of the Ameredev Acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

February 14, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Title of Document

2.1

Purchase and Sale Agreement between Ameredev, as Seller, and CPOC, as Purchaser, dated December 13, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on December 13, 2016)

99.1	Press release dated February 13, 2017, announcing the closing of the Ameredev Acquisition